SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549-1004

                                    FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OF

                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 23, 2004


                          MIRAVANT MEDICAL TECHNOLOGIES

             (Exact name of Registrant as specified in its charter)


   Delaware                               0-2554                 77-0222872
(State or other jurisdiction of     (Commission File Number)    I.R.S. Employer
incorporation or organization)                            Identification Number)




                                336 Bollay Drive

                             Santa Barbara, CA 93117

                    (Address of principal executive offices)

                                 (805) 685-9880

              (Registrant's telephone number, including area code)


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ITEM 5.  Other Events

     On April 23, 2004 we entered into a Securities Purchase Agreement, with a group of institutional investors, whereby we sold 4,564,000 shares of Common Stock at $2.25 per share, resulting in proceeds to Miravant of $10,269,000. There were no warrants or placement fees associated with the offering. In addition, we entered into a registration rights agreement with these investors pursuant to which we are obligated to file a registration statement with the Securities and Exchange Commission covering the resale of these shares of Common Stock at the earliest possible opportunity, but no later than 60 days from April 23, 2004. The funds will be used for general corporate purposes.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  Exhibit Number                              Exhibit

               Exhibit 4.1 Registration Rights Agreement dated April 23, 2004 between the Registrant and the Purchasers.

               Exhibit 10.1 Securities  Purchase  Agreement dated April 23, 2004 between the Registrant and the Purchasers.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Miravant Medical Technologies
                                  (Registrant)

Date:  April 27, 2004

                                       By:  /s/ John M. Philpott
                                        -------------------------
                                       Name:    John M. Philpott
                                       Title:   Chief Financial Officer


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                                  Exhibit Index

                    Exhibit Number                              Exhibit

               Exhibit 4.1 Registration Rights Agreement dated April 23, 2004 between the Registrant and the Purchasers.

               Exhibit 10.1 Securities  Purchase  Agreement dated April 23, 2004 between the Registrant and the Purchasers.